2023 INVESTOR DAY Molecular Genomics and Oncology Mark Gardner Senior Vice President, Molecular Genomics & Oncology

The statements in the following presentations which are not historical facts may be forward looking statements. Readers are cautioned not to place undue reliance on forward looking statements, which speak only as of the date that they are made and which reflect management's current estimates, projections, expectations or beliefs and which involve risks and uncertainties that could cause actual results and outcomes to be materially different. Risks and uncertainties that may affect the future results of the company include, but are not limited to, adverse results from pending or future government investigations, lawsuits or private actions, the competitive environment, the complexity of billing, reimbursement and revenue recognition for clinical laboratory testing, changes in government regulations, changing relationships with customers, payers, suppliers or strategic partners and other factors discussed in the company's most recently filed Annual Report on Form 10 K and in any of the company's subsequently filed Quarterly Reports on Form 10 Q and Current Reports on Form 8 K, including those discussed in the "Business," "Risk Factors," "Cautionary Factors that May Affect Future Results" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of those reports. In the following presentations, references to adjusted EPS refer to adjusted diluted EPS. Any references to base business, testing, revenues, or volumes refer to the performance of our business excluding COVID-19 testing. Any references to operating margin(s) refer to adjusted operating income as a percentage of net revenues. Any references to free cash flow refer to cash flow from operations less capital expenditures. 2023 INVESTOR DAY 2

Key highlights Advancements in Next Generation Sequencing (NGS) are changing the genomics market, favoring those with scale Our clinical expertise, combined with our infrastructure, position us to compete in genomics and oncology We generate $1B+ in oncology revenue and will strengthen our position by leveraging digital pathology and AI From our leadership position in pathology, we will win in oncology, therapy selection and liquid biopsy 2023 INVESTOR DAY 3

Rapid technology change and broader adoption will drive large market expansion PROJECTED GERMLINE AND SOMATIC TESTING MARKET Germline Somatic (cancer) ~$15B $4B $11B 2022 ~$30B $11B $19B 2030 ~10% CAGR Key drivers: Lower cost of sequencing More favorable reimbursement Synergy with precision therapeutics Source: LEK Analysis 2023 INVESTOR DAY 4

Today, most testing is performed on gene panels; we expect the market will shift to whole genome sequencing

	Single Gene ~1,000-10,000 Base pairs	**Gene Panels** ~100,000-1M Base pairs	**Whole Exome** 20,000 Genes ~40M Base pairs	**Whole Genome** 20,000 Genes ~3B Base pairs
Germline - Inherited Rare disease, pediatric Cancer risk	BRCA	Hereditary cancer panel	Blueprint WES	Rapid WGS for NICU patients
Somatic - Solid Tumor Treatment selection	EGFR	TSO 500 (ILMN)	MRD baseline (tumor specific approaches) Pharma services	MRD baseline (tumor specific approaches) Pharma services
Somatic - Liquid Biopsy Treatment selection Minimal Residual Disease (MRD)	EGFR	Treatment selection MRD	Not currently economically feasible	Not currently economically feasible

Quest Diagnostics® 2023 INVESTOR DAY
5

The $100 genome is a tipping point for those with scale Cost of testing by NGS methodology by year COST IN 2022 $1,200 $0 100 Gene Panel Whole Exome Whole Genome COST IN 2024 $1,200 $0 100 Gene Panel Whole Exome Whole Genome Sample Acquisition Sample Preparation Sequencing Costs Sample Interpretation 2023 INVESTOR DAY 6

Investments in clinical expertise and genomics, combined with our infrastructure, will support growth for Quest and external partners GENOMIC SEQUENCING SERVICES Hardware Platforms Software Platforms Collection Biobank Extraction Automation Sequencing Analytics Data Workflow Mgmt Expert Systems User / Customer Experience CLINICAL EXPERTISE Oncology Women's Health Rare Disease Neurology Cardiology Infectious Disease QUEST INFRASTRUCTURE Modular and/or end to end genomics capabilities 2023 INVESTOR DAY 7

We've built a team of industry leaders in genomics... Jim Godsey, Ph.D. Vice President, Chief Security Officer, Genomics & Oncology Tina Hambuch-Hawks, Ph.D. Medical Director, Mol Gen R&D Sarah South, Ph.D. Exec Director, Clinical Innovations Ray Veeraraghavan, Ph.D. Exec Director, Advanced Diagnostics Technologies Jussi Paananen , Ph.D. Exec Director, Advanced Diagnostics Technologies Samuel Myllykangas, Ph.D. Exec Director, Specialty Genetics Ian Wilson, Ph.D. Sr. Director, Molecular Genomics Larry LaPointe, Ph.D. Sr. Director, Data Platforms Ryan Serra, Ph.D. Sr. Director, Genomics & Oncology Juha Koskenvuo Exec Director, Medical and Laboratory ....who joined us from: Ancestry.com Broad Institute Genuity Science Invitae Illumina N-of-One Thermo Fisher 23andMe 2023 INVESTOR DAY 8

We generate $1B+ in oncology revenue and will leverage our leadership in pathology to win in therapy selection and liquid biopsy Revenue CAGR 6-8% ~$1.3B Generic Risk 20%+ ~$1.4B CRC/MCED Screening ~1-2% ~$1.5B Other Screening ~1-2% ~$9.5B Diagnosis/Pathology ~1-2% ~$1.2B Prognosis 12-16% ~$1.5B Therapy Selection 20%+ ~$0.8B MRD Testing Source: LEK Analysis Quest has $1B+ in revenue today 2023 INVESTOR DAY 9

Digital pathology requires traditional tissue preparation, but enables significant changes in network operations COMPARISON BETWEEN MANUAL AND DIGITAL PATHOLOGY Traditional Pathology Workflow Tissue preparation Transport glass slide Analyze slide in lab Patient diagnosis Digital Pathology Workflow Tissue preparation Create digital slide Analyze digital slide Computer aided diagnosis Source: Pathkids.com 2023 INVESTOR DAY 10

Technology unlocks incremental value in the tissue block Digital pathology and AI strengthen our leadership position in anatomic pathology WORKFLOW SUPPORT Triage, prioritization, and orientation COMPUTATIONAL PATHOLOGY Identification and quantification using FDA approved AI products DIAGNOSIS Utilization of FDA approved products Digital pathology and AI vastly improve workflow and margins... PROGNOSTICS Breast prognostics/predictive AI/melanoma BIOMARKER DISCOVERY Novel biomarkers and therapies ....which can help support new applications 2023 INVESTOR DAY 11

Precision medicine depends heavily on genomic sequencing and fast turnaround time (TAT) RETROSPECTIVE STUDY OF 525 NEWLY DIAGNOSED STAGE IV NSCLC PATIENTS HARBORING ACTIONAL ONCOGENIC DRIVERS 1,2 Survival Rate Time Genomic sequence plus targeted therapy Chemo before genomic sequencing and targeted therapy No genomic sequence; chemo only THE PATIENTS ARE WAITING FROM 35 DAYS TO 15.8 DAYS Quest drove TAT to 15.8 days from 35 days (ASCO 2022) 7-10 DAYS Programs to drive TAT to 7-10 days from diagnosis Source: 1. Smith RE, et al., J Clin Oncol 40, 2022 suppl 16; abstr 15300; 2. Choksi et al., ESMO 2022; 3 Smith RE et al., AMP 2021 Poster ST59 2023 INVESTOR DAY 12

We have multiple options for entering new categories like therapy selection and MRD testing Leverage suppliers' innovations Example: TSO 500 License and create innovation from third party IP Example: NIPS Develop organic innovations via internal R&D Example: LeukoVantage Offer other test send out options Example: Agilent Res Bio Acquire new capabilities to extend portfolio Example: MED FUSION Therapy Selection 2023 INVESTOR DAY 13

Why MRD companies want to work with us Physician awareness/education Physician orders MRD test Tissue sample collected & processed Blood sample collected Sample analysis & result generated Test result reported Test reimbursement Quest Synergies Commercial capabilities Test ordering in EMR Infrastructure (e.g., tissue block control, TAT workflows, etc.) National phlebotomy network IVD content experience Test results in EMR Payer contracting expertise 2023 INVESTOR DAY 14

Key takeaways Advancements in Next Generation Sequencing (NGS) are changing the genomics market, favoring those with scale Our clinical expertise, combined with our infrastructure, position us to compete in genomics and oncology We generate $1B+ in oncology revenue and will strengthen our position by leveraging digital pathology and AI From our leadership position in pathology, we will win in oncology, therapy selection and liquid biopsy 2023 INVESTOR DAY 15